GMACM HOME EQUITY LOAN TRUST 2004-HE1


                          $1,259,421,000 (APPROXIMATE)
                          SUBJECT TO A +/- 10% VARIANCE



                                 Credit Enhancer

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    Depositor

                            GMAC MORTGAGE CORPORATION
                               Seller and Servicer

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________


PRELIMINARY TERM SHEET                                  PREPARED: MARCH 22, 2004



                          $1,259,421,000 (APPROXIMATE)
                      GMACM HOME EQUITY LOAN TRUST 2004-HE1

                                (CREDIT ENHANCER)

----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------
OFFERED           NOTE          WAL    TARGETED FINAL         NOTE RATE     EXPECTED RATING      LEGAL FINAL
 CLASSES      BALANCE (1)       (2)    DISTRIBUTION DATE(3)      (4)         (S&P/MOODY'S)         MATURITY
----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------
----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------
   A-1          $595,000,000  1.5 yrs     September 2005        (5)(6)        AAA/Aaa (7)        January 2034
----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------
----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------
   A-2          $380,000,000  3.0 yrs       March 2007          (5)(6)        AAA/Aaa (7)        January 2034
----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------
----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------
   A-3          $284,421,000  5.0 yrs       March 2009         (5) (6)        AAA/Aaa (7)        January 2034
----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------
----------- ----------------- ------------------------------------------- -------------------- -----------------
 VPRN(8)         $33,009,514             Not Marketed Hereby                  AAA/Aaa (7)        January 2034
----------- ----------------- ------------------------------------------- -------------------- -----------------
----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------
  TOTAL       $1,292,430,514
----------- ----------------- -------- ---------------------- ----------- -------------------- -----------------

(1)  Subject to a plus or minus 10% variance.

(2) See "Prepayment Assumption" herein, subject to funding of the Variable Pay Revolving Note.

(3)  Subject to funding of the Variable Pay Revolving Note.

(4) The margin on the Notes will increase to [0.50%] for each interest accrual period beginning after the Payment Date (as defined herein) following the first Payment Date on which the Optional Redemption (as defined herein) can be exercised.

(5) The margin on the Class A-1 and Class A-2 Notes will increase to the greater of the current margin or the Class A-3 margin for each interest accrual period beginning after the Payment Date (as defined herein) following the date on which an Early Amortization Event (as defined herein) has occurred.

(6) The Class A Notes will accrue interest at a rate equal to the least of (i) One Month LIBOR plus the related margin, (ii) the Net WAC Rate and (iii) for the Class A-1 and Class A-2 Notes only, 14.00%.

(7) The ratings assigned address the likelihood of the receipt by the holders of the term notes of distributions on the mortgage loans.

(8)  The VPRN is not publicly offered and is not being marketed hereby.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________







Depositor: Residential Asset Mortgage Products, Inc.

Sellers  and  Servicer:   GMAC  Mortgage  Corporation   ("GMACM")  and  a  trust
     established by an affiliate of GMACM will be the Sellers of the mortgage loans. GMACM will be the Servicer of the mortgage loans.

Credit Enhancer: Financial Guaranty Insurance Company ("FGIC")

Joint Lead Managers: Banc One Capital Markets, Inc. and Bear, Stearns & Co. Inc.

Co-Manager: Residential Funding Securities Corporation

Owner Trustee: Wilmington Trust Company

Indenture Trustee: Wells Fargo Bank, N.A.

Offered Notes:  The Class  A-1,  Class  A-2 and Class A-3 Notes  (together,  the
     "Class A Notes"). Each Class A Note shall be AAA/Aaa rated and shall receive interest on a monthly basis and 100% of its scheduled principal on its Targeted Final Distribution Date, unless an Early Amortization Event occurs.

Non-Offered Notes: The Variable Pay Revolving Notes ("VPRN" and together with the Class A Notes, the "Notes"). The VPRN will be transferable, subject to the limitations described herein and in the Indenture. The VPRN is not offered pursuant to this term sheet or the prospectus supplement.

Credit Enhancement: Excess interest, overcollateralization and a Policy (as defined herein) to be provided by Financial Guaranty Insurance Company ("FGIC").

Targeted Final Distribution Date: Each Class A Noteholder will receive interest on a monthly basis, and principal on its scheduled Targeted Final Distribution Date, unless an Early Amortization Event occurs.

Class Targeted Final Distribution Date

     Class A-1             September 2005
     Class A-2             March 2007
     Class A-3             March 2009

     Subject to the terms and conditions contained herein, the principal proceeds for each Targeted Final Distribution Date are expected to be provided by the VPRN investor.

Variable Pay Revolving Notes: The trust will request an advance of funds from the holders of the variable pay revolving notes or offer to sell additional variable pay revolving notes on each targeted final payment date, subject to the terms and conditions contained herein. If the VPRN investor fails to fund, or an additional VPRN is not issued, an Early Amortization Event will be declared, resulting in a step-up in the margin for the Class A-1 and Class A-2 Notes to the greater of: a) the current margin; or, b) the Class A-3 margin, along with an accelerated pro-rata payment of all outstandings Notes.

     The Trust will not request an advance or offer to issue an additional VPRN if an Early Amortization Event has occurred, a downgrade of the Notes has occurred, an Event of Default is continuing without giving effect to applicable grace periods or waivers, or certain insolvency events have occurred with respect to the Credit Enhancer. At each Targeted Final Distribution Date, the Trust will request an advance or offer to issue a VPRN in an amount sufficient to retire the outstanding principal amount for the related class of Class A Notes.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________


     In addition, at closing an initial VPRN of $33,009,514 shall be funded by the VPRN investor. Excess interest, beginning on the Payment Date in April 2004, will be applied to principal on the initial VPRN until the VPRN principal has been reduced to $0, thereby building up overcollateralization (See "Overcollateralization Amount").

     The principal on subsequent VPRN balances will be paid from principal collections on the underlying collateral.

     THE VPRN IS NOT OFFERED HEREBY.

Credit Rating of VPRN Investor: The VPRN investor will be required to have minimum short term ratings of A1/P1, or at least long term ratings of A/A2 or greater from S&P and Moody's, respectively. A transfer to an investor which does not meet the required ratings guidelines will require a 51% vote from the holders of the Class A Notes.


Federal Tax Status: It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes and that the Issuer will not be treated as a taxable mortgage pool.

Registration: The Class A Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date: March 1, 2004.

Expected Pricing Date: On or about March 24, 2004.

Expected Closing Date: On or about March 30, 2004.

Expected Settlement Date: On or about March 30, 2004.

Payment Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in April 2004.

Interest Accrual Period: The interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

ERISAEligibility:  The  Class  A  Notes  are  expected  to  be  ERISA  eligible.
     Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Class A Notes.

SMMEATreatment: The Class A Notes WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

Prepayment Assumption: 40% CPR, 10% Draw Rate on the mortgage loans.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



Loan Rate: The "LOAN RATE" of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

     Interest on each adjustable-rate home equity revolving credit line ("HELOC") is computed daily and payable monthly on the average daily outstanding principal balance of such HELOC. After any initial teaser period, during which the Loan Rate may be fixed or set at a discounted variable rate for a period of approximately three to six months, the Loan Rate on each HELOC will be adjusted on each adjustment date to a rate equal to the sum of an index and a fixed percentage specified in the related credit line agreement, and is generally subject to a maximum Loan Rate over the life of the HELOC specified in the related credit line agreement.

Net Loan Rate: The "NET LOAN RATE" is with respect to any Payment Date and any mortgage loan, the Loan Rate of that mortgage loan applicable to the Due Date in the related Collection Period (adjusted to an effective rate based on an actual/360 basis), less (i) the servicing fee rate (0.50%) and (ii) beginning on the thirteenth Payment Date and thereafter, 0.50%.

Net WAC Rate: The "NET WAC RATE" is the per annum rate equal to (i) the weighted average Net Loan Rate of the mortgage loans less (ii) the premium rate on the Policy on an actual/360 basis multiplied by a fraction, the numerator of which is equal to the aggregate Note Principal Balance of the Notes and the denominator of which is equal to the aggregate principal balance of the mortgage loans, adjusted to an effective rate based on an actual/360 basis.

Initial Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the Initial mortgage loans was approximately $1,269,578,472.35 the "INITIAL MORTGAGE LOANS." See the attached collateral descriptions for additional information on the Initial mortgage loans.

Funding Account:  An account  (the  "FUNDING  ACCOUNT")  will be set up with the
     Indenture Trustee on the Closing Date. On each Payment Date during the Revolving Period, the Indenture Trustee will deposit principal and, after the VPRN principal has been reduced as described under "Overcollateralization Amount", excess interest collections for the related collection period into the Funding Account (to the extent necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount), and will apply such amount first to buy any additional balances for any HELOCs currently in the mortgage pool and second to purchase subsequent mortgage loans to be included in the trust. If not all principal collections in the Funding Account have been applied to purchase additional balances and subsequent mortgage loans at the end of the Revolving Period, the amount left in the Funding Account will be distributed on the VPRN as principal distributions to the extent outstanding.

Overcollateralization Amount: At the time of issuance of the Class A Notes, the aggregate outstanding principal balance of the Class A Notes and the VPRNs will exceed the aggregate outstanding principal balance of the mortgage loans by $22,852,042. Prior to the step-down date the Overcollateralization Target Amount shall be equal to the sum of (i) 0.80% of original collateral balance and (ii) 100% of the outstanding balance of mortgage loans which are 180 days or more contractually delinquent. Excess interest, beginning on the Payment Date in April 2004 will be deposited in the Funding Account

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________

     during the Revolving Period and will be applied as payments of principal on the VPRN until the initial VPRN has been reduced to $0. To the extent necessary during the Managed Amortization Period, excess interest will be deposited in the Funding Account to acquire additional balances. The distribution of interest as principal will have the effect of accelerating the Notes relative to the underlying mortgage loans. On any Payment Date, the "OVERCOLLATERALIZATION AMOUNT" will be the amount by which the aggregate outstanding principal balance of the mortgage loans together with amounts on deposit in the Funding Account exceeds the aggregate Principal Balance of the Notes.

Stepdown Date:  On or after the Payment  Date  occurring  in October  2006,  the
     Overcollateralization Target Amount will be allowed to step down to a certain percentage (specified in the Indenture, subject to certain performance triggers) of the aggregate principal balance of the mortgage loans provided that the Overcollateralization Target Amount may not be less than the sum of (i) 0.25% of the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) 100% of the outstanding balance of mortgage loans which are 180 days or more contractually delinquent.

The Policy: Financial Guaranty Insurance Company ("FGIC") will issue a note insurance policy with respect to the Notes which will guarantee timely payment of interest and ultimate repayment of principal to the holders of the Notes subject to the terms thereof. The Policy will not guarantee payment of principal on the Class A Notes on any Targeted Final Distribution Date or Interest Shortfalls.

Interest Distributions: Interest will be distributed on the Class A Notes at a rate equal to the least of (a) One Month LIBOR plus the related margin, (b) the Net WAC Rate and (c) for the Class A-1 and Class A-2 Notes only, 14.00%.

     Interest will be  distributed  on the VPRN at a rate equal to the lesser of
     (a) One Month LIBOR plus the related margin and (b) the Net WAC Rate.

     The margin on each Class A Note will increase to [0.50%] for each Interest Accrual Period beginning after the Payment Date following the first Payment Date on which the Optional Redemption can be exercised. The margin on the VPRN will increase to [0.50%] for each Interest Accrual Period beginning after the Payment Date following the first Payment Date on which the Optional Redemption can be exercised.

     The margin on the Class A-1 and Class A-2 Notes will increase to the greater of: a) the current margin; or, b) the Class A-3 margin for each Interest Accrual Period beginning after the Payment Date on which an Early Amortization Event has occurred.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



Interest Shortfalls: The Interest Shortfall for any Payment Date shall be calculated as:

     (1) for any class of Class A Notes, the sum of (A) an amount of interest on such class of Class A Notes calculated at a rate equal to the excess of (i) the lesser of (a) One Month LIBOR plus the related margin and (b) for the Class A-1 and Class A-2 Notes only, 14.00%; over (ii) the Net WAC Rate, plus (B) interest on such amount calculated at the applicable Note Rate; and,

     (2) for the VPRN, the sum of (A) an amount of interest thereon calculated at a rate equal to the excess of One Month LIBOR plus the related margin over the Net WAC Rate, plus (B) interest on such amount calculated at the applicable Note Rate.

     On each Payment Date, any unpaid Interest Shortfalls for such Payment Date and any prior Payment Dates will be distributed to the Notes entitled to such amounts, but only to the extent of available excess interest.

Revolving Period: With respect to any Payment Date during the Revolving Period, no principal (other than excess interest paid to the VPRN holder(s) and allocated to reduce the principal balance thereof in order to build overcollateralization) will be paid on the Notes, and all principal collections and excess interest will be deposited into the Funding Account and used first to purchase additional balances and second to purchase subsequent mortgage loans.

     The Revolving Period will be the period beginning on the Closing Date and ending on the earlier of (a) the 18 month period ending on the Payment Date in September 2005 and (b) the occurrence of a Rapid Amortization Event specified in the Indenture.

Managed   Amortization   Period:   On  each  Payment  Date  during  the  Managed
     Amortization Period, principal collections for that Payment Date that are not used to purchase additional balances will be paid as principal of the Notes. The Managed Amortization Period will be the period beginning on the first day following the end of the Revolving Period, unless a Rapid Amortization Event has occurred. The Managed Amortization Period will end the earlier of (a) March 31, 2009 and (b) the occurrence of a Rapid Amortization Event.

RapidAmortization  Period:  On each Payment  Date during the Rapid  Amortization
     Period, the aggregate amount payable as principal for the Notes will be paid to the VPRN.

     The Rapid Amortization Period will be the period beginning on the earlier of (a) the first day following the end of the Managed Amortization Period and (b) the occurrence of a Rapid Amortization Event.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



Funding Event: During the Managed Amortization Period, if the VPRN has been reduced to $0, and the Overcollateralization Target Amount has been met, amounts on deposit in the Reserve Sub-Account may be used to purchase subsequent mortgage loans.

Principal Distributions:  The Trust will make payments of principal on the Class
     A Notes only from the proceeds of an advance from the holder of the VPRN or from the issuance of an additional VPRN, and all other principal paid to the Notes will be paid as principal to the VPRN, unless an Early Amortization Event has occurred.

     Principal collections payable on the Notes in excess of the then outstanding VPRN will be held in the Reserve Sub-Account of the Funding Account. The amount held in the Reserve Sub-Account will be paid as principal to the outstanding VPRN on the Payment Date following the respective issuance.

     If an Event of Default (including an Early Amortization Event) occurs payments on the Notes will be made as described below.

     In addition, on each Payment Date after the end of the Revolving Period, to the extent of funds available for the purpose, holder(s) of the VPRN will be entitled to receive certain amounts in reduction of principal, generally equal to liquidation loss amounts and amounts necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount.

Events of Default:  An Event of Default exists if following the applicable grace period (i) there is a default for five days or more in the payment of any principal of or interest on any note, (ii) there occurs a default in the observance or performance in any material respect of any covenant or agreement or representation or warranty of the issuer made in the indenture, or in any certificate delivered pursuant to the indenture proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the noteholders or the Credit Enhancer, (iii) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the issuer or any substantial part of the trust fund in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the trust fund, or ordering the winding-up or liquidation of the issuer's affairs, (iv) there occurs the commencement by the issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the assets of the trust fund, or the making by the issuer of any general assignment for the benefit of creditors, or the failure by the issuer generally to pay its debts as those debts become due, or the taking of any action by the issuer in furtherance of any of the foregoing, or (v) the occurrence of an Early Amortization Event.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________


EarlyAmortization  Event:  An Early  Amortization  Event exists if following the applicable grace period: (i) the Class A Notes are downgraded below AAA or Aaa by S&P or Moody's, respectively (for example, as a result of a Credit Enhancer downgrade and failure to provide a AAA/Aaa surety replacement) and, within 60 days of the downgrade, the ratings have not been restored to the original ratings, (ii) within 10 days after a Targeted Final Distribution Date, the Trust fails to receive an advance from the holders of the VPRN and fails to issue and sell additional VPRN's, (iii) an Event of Default has occurred under the Indenture or an Enhancer Default has occurred and is continuing or (iv) if, (a) for three consecutive months, the average amount in the Reserve Sub-Account which has not been used during a month to purchase additional balances or subsequent mortgage loans is greater than 30% of that amount plus the amount which had been used during such month to purchase additional balances and subsequent mortgage loans, or (b) for six consecutive months, the average amount in the Reserve Sub-Account which has not been used during a month to purchase additional balances and subsequent mortgage loans is greater than 20% of such amount plus the amount which had been used during that month to purchase additional balances and subsequent mortgage loans.

     The margin on the Class A-1 and Class A-2 Notes will increase to the greater of: a) the current margin; or, b) the Class A-3 margin for each Interest Accrual Period beginning after the Payment Date on which an Early Amortization Event has occurred.

Remedies Upon Event of Default: a) If an Event of Default with respect to the Notes at the time outstanding occurs and is continuing, the Indenture Trustee, acting on the direction of the Credit Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Credit Enhancer (except if an Enhancer Default, as defined in the Indenture, has occurred and is continuing), may declare all Notes to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Credit Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Credit Enhancer.

     b) If the Notes have been declared to be due and payable, the Indenture Trustee, acting on the direction of the Credit Enhancer or at least 51% of the Noteholders, with the written consent of the Credit Enhancer (except if an Enhancer Default has occurred and is continuing), notwithstanding any acceleration, may elect to maintain possession of the collateral securing the Notes and to continue to apply payments on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if there had not been a declaration.

     c) In any event, if the Event of Default is an Early Amortizaton Event all principal payment on the notes will be applied to each class of Class A

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________

     Notes and the VPRN on a pro rata basis. In such event, the Credit Enhancer will remain obligated to pay accrued interest on the notes on each Payment Date and to pay all principal due on the Notes by the Legal Final Maturity Date if other available amounts are not sufficient for those purposes. If an Early Amortization Event occurs, money in the Reserve Sub-Account will be used to pay principal on the Notes on the next Payment Date.

     The Indenture Trustee may not sell or otherwise liquidate the mortgage loans unless, (A) the indenture trustee obtains the consent of the Credit Enhancer and 100% of the noteholders, (B) the proceeds of such sale are sufficient to discharge in full all amounts due and unpaid on the Notes and to reimburse the Credit Enhancer for any amounts owed under the Policy or the Insurance Agreement, or (C) the indenture trustee determines the mortgage loans will not continue to provide sufficient funds for the payment of principal and interest on the Notes as they would have become due, and obtains the consent of the Credit Enhancer and 66 2/3% of the Noteholders.

Optional Redemption: When the total principal balance of the Notes declines to less than 10% of the total original principal balance of the Notes, the Servicer may purchase all of the remaining receivables. If the Servicer purchases the mortgage loans, the outstanding Class A Notes, if any, and the VPRN will be redeemed at a price equal to their remaining principal balance plus accrued and unpaid interest shortfalls and any amounts owed to the Credit Enhancer.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Banc One Capital Markets, Inc. ("BOCM") in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by BOCM and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither BOCM nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the BOCM Trading Desk at (312) 732-7885.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



                             INITIAL MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

TOTAL CURRENT BALANCE:                        $1,269,578,472.35
TOTAL CREDIT LIMIT:                           $1,841,081,520.00
NUMBER OF LOANS:                                        32,868
CREDIT UTILIZATION:                                     68.96%

                                                   MINIMUM             MAXIMUM
AVG CURRENT BALANCE:         $38,626.58            $1,000.00       $483,300.00
AVG CREDIT LIMIT:            $56,014.40            $7,000.00       $650,000.00

WAVG LOAN
RATE:                             4.75%                1.50%             10.63%
WAVG FULL INDEX LOAN
RATE:                             5.04%                1.50%             10.63%

WAVG ORIGINAL CLTV:              80.46%                3.64%            100.00%
WAVG JR
RATIO*:                          25.18%                1.54%            100.00%

WAVG FICO
SCORE:                              726                  499                823

WAVG
DTI:                             34.43%                1.00%             76.00%

WAVG ORIGINAL
TERM:                               242                  120                360
WAVG REMAINING
TERM:                               237                   40                358

TOP STATE CONC (%):        Michigan (20.03%), California (15.25%), Massachusetts
                           (9.26%), Illinois (6.96%), New Jersey (5.85%)
MAXIMUM ZIP CODE CONC (%): 48306 (0.41%)

ORIGINATION
DATE:                                        June 23, 1997       March 2, 2004

MATURITY
DATE:                                        June 19, 2007       Jan. 1, 2034

*Weighted Average based on non-zero numbers

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



                                                                                          PERCENTAGE OF
                                                                                        INITIAL MORTGAGE
                                    NUMBER OF
                                                  INITIAL            CUT-OFF DATE       LOANS BY CUT-OFF
PROPERTY TYPE:                                 MORTGAGE LOANS     PRINCIPAL BALANCE       DATE BALANCE
-------------------------------------------   -----------------   -------------------   ------------------
Single Family                                           26,005     $1,011,378,938.15               79.66%
Planned Unit Development                                 3,095       $120,378,308.99                 9.48
Condominium                                              3,279       $117,935,741.84                 9.29
2-4 Family                                                 397        $15,183,601.84                 1.20
Townhouse                                                   69         $4,332,031.12                 0.34
Manufactured Housing                                        23           $369,850.41                 0.03
-------------------------------------------   -----------------   -------------------   ------------------
TOTAL                                                   32,868     $1,269,578,472.35              100.00%
===========================================   =================   ===================   ==================

                                                                                          PERCENTAGE OF
                                                                                        INITIAL MORTGAGE
                                    NUMBER OF
                                                  INITIAL            CUT-OFF DATE       LOANS BY CUT-OFF
RANGE OF PRINCIPAL BALANCES ($):               MORTGAGE LOANS     PRINCIPAL BALANCE       DATE BALANCE
-------------------------------------------   -----------------   -------------------   ------------------
$0.01 to $25,000.00                                     16,228       $228,614,732.51               18.01%
$25,000.01 to $50,000.00                                 9,715       $349,575,306.89                27.53
$50,000.01 to $75,000.00                                 2,874       $176,160,034.50                13.88
$75,000.01 to $100,000.00                                1,719       $153,137,837.93                12.06
$100,000.01 to $125,000.00                                 723        $81,692,056.94                 6.43
$125,000.01 to $150,000.00                                 678        $94,506,545.79                 7.44
$150,000.01 to $175,000.00                                 295        $47,931,793.48                 3.78
$175,000.01 to $200,000.00                                 279        $52,953,183.54                 4.17
$200,000.01 to $225,000.00                                 135        $28,800,411.48                 2.27
$225,000.01 to $250,000.00                                 190        $46,137,274.66                 3.63
$250,000.01 to $275,000.00                                   8         $2,098,557.56                 0.17
$275,000.01 to $300,000.00                                   8         $2,347,872.82                 0.18
$300,000.01 to $325,000.00                                   8         $2,503,473.70                 0.20
$325,000.01 to $350,000.00                                   2           $662,582.09                 0.05
$375,000.01 to $400,000.00                                   4         $1,553,477.46                 0.12
$400,000.01 to $425,000.00                                   1           $420,031.00                 0.03
$475,000.01 to $500,000.00                                   1           $483,300.00                 0.04
-------------------------------------------   -----------------   -------------------   ------------------
TOTAL                                                   32,868     $1,269,578,472.35              100.00%
===========================================   =================   ===================   ==================

o The average principal balance of the initial mortgage loans as of the cut-off date is approximately $38,626.58

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________




                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
RANGE OF COMBINED LOAN-TO-                    INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
VALUE RATIOS                                  MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
0.001 to 10.000%                                           43         $1,113,153.04                0.09%
10.001 to 20.000%                                         175         $6,246,628.34                 0.49
20.001 to 30.000%                                         302        $13,106,806.11                 1.03
30.001 to 40.000%                                         486        $20,937,189.68                 1.65
40.001 to 50.000%                                         827        $34,330,128.55                 2.70
50.001 to 60.000%                                       1,473        $61,181,107.78                 4.82
60.001 to 70.000%                                       2,480       $106,828,115.77                 8.41
70.001 to 80.000%                                       8,539       $330,789,121.03                26.06
80.001 to 90.000%                                      12,472       $422,831,698.79                33.30
90.001 to 100.000%                                      6,071       $272,214,523.26                21.44
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

o The minimum and maximum combined loan-to-value ratios of the initial mortgage loans as of the cut-off date are approximately 3.64% and 100% respectively, and the weighted average combined loan-to-value ratio of the initial mortgage loans as of the cut-off date is approximately 80.46%

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
LOCATION:                                     MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
Michigan                                                6,152       $254,282,905.65               20.03%
California                                              5,291       $193,559,256.17                15.25
Massachusetts                                           2,579       $117,538,602.67                 9.26
Illinois                                                2,090        $88,378,301.26                 6.96
New Jersey                                              1,796        $74,232,979.26                 5.85
Florida                                                 1,438        $56,513,958.55                 4.45
Arizona                                                 1,052        $42,242,660.53                 3.33
Pennsylvania                                            1,043        $40,378,812.58                 3.18
New York                                                  855        $37,019,517.17                 2.92
Virginia                                                  854        $32,499,432.35                 2.56
Connecticut                                               760        $26,754,710.38                 2.11
Other                                                   8,958       $306,177,335.78                24.12
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

o "Other" includes states and the District of Columbia with less than 2.0% concentrations individually.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
RANGE OF JUNIOR RATIOS (%) :                  MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
0.001 to 10.000%                                        2,823        $46,041,611.48                4.65%
10.001 to 20.000%                                      15,875       $430,403,316.86                43.49
20.001 to 30.000%                                       6,114       $238,496,107.22                24.10
30.001 to 40.000%                                       2,656       $128,342,324.95                12.97
40.001 to 50.000%                                       1,371        $74,072,397.62                 7.48
50.001 to 60.000%                                         653        $36,324,321.91                 3.67
60.001 to 70.000%                                         332        $18,216,068.05                 1.84
70.001 to 80.000%                                         186         $9,782,606.95                 0.99
80.001 to 90.000%                                          73         $5,161,642.33                 0.52
90.001 to 100.000%                                         37         $2,920,234.39                 0.30
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  30,120       $989,760,631.76              100.00%
===========================================   ================    ==================   ==================

o    The junior ratio of a mortgage loan is the ratio (expressed as a percentage
     ) of the credit limit of that mortgage loan to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date that mortgage loan is underwritten.

o The weighted average junior ratio of the initial mortgage loans that are secured by second liens on the mortgaged properties as of the cut-off date is approximately 25.18%.

o    Includes only the initial mortgage loans secured by second liens.

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
RANGE OF LOAN RATES (%):                      MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
1.000 to 1.999%                                             4           $148,325.96                0.01%
2.000 to 2.999%                                            34         $2,865,861.90                 0.23
3.000 to 3.999%                                         1,228       $119,991,191.81                 9.45
4.000 to 4.999%                                        18,090       $732,165,592.18                57.67
5.000 to 5.999%                                         7,761       $239,688,690.90                18.88
6.000 to 6.999%                                         3,588       $105,471,647.10                 8.31
7.000 to 7.999%                                         1,348        $44,940,656.91                 3.54
8.000 to 8.999%                                           475        $14,926,496.79                 1.18
9.000 to 9.999%                                           313         $8,451,490.42                 0.67
10.000 to 10.999%                                          27           $928,518.38                 0.07
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

o The weighted average loan rate of the initial mortgage loans as of the cut-off is approximately 4.75%.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
RANGE OF FULLY INDEXED                        INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
LOAN RATES (%):                               MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
1.000 to 1.999%                                             4           $148,325.96                0.01%
2.000 to 2.999%                                            34         $2,865,861.90                 0.23
3.000 to 3.999%                                         1,017        $97,965,617.52                 7.72
4.000 to 4.999%                                        13,706       $592,758,059.84                46.69
5.000 to 5.999%                                        10,472       $340,621,192.54                26.83
6.000 to 6.999%                                         4,982       $151,544,503.63                11.94
7.000 to 7.999%                                         1,683        $54,886,689.97                 4.32
8.000 to 8.999%                                           625        $19,253,755.95                 1.52
9.000 to 9.999%                                           318         $8,605,946.66                 0.68
10.000 to 10.999%                                          27           $928,518.38                 0.07
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

o The weighted average fully indexed loan rate of the initial mortgage loans as of the cut-off is approximately 5.04%.

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
RANGE OF FULLY INDEXED                        INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
GROSS MARGINS (%):                            MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
Less than 0.000%                                        1,055       $100,979,805.38                7.95%
0.000 to 0.999%                                        13,706       $592,758,059.84                46.69
1.000 to 1.999%                                        10,472       $340,621,192.54                26.83
2.000 to 2.999%                                         4,982       $151,544,503.63                11.94
3.000 to 3.999%                                         1,683        $54,886,689.97                 4.32
4.000 to 4.999%                                           625        $19,253,755.95                 1.52
5.000 to 5.999%                                           318         $8,605,946.66                 0.68
6.000 to 6.999%                                            27           $928,518.38                 0.07
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

o The weighted average fully indexed gross margin of the initial mortgage loans as of the cut-off is approximately 1.04%.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
RANGE OF CREDIT UTILIZATION                   INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
RATES (%):                                    MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
0.001 to 10.000%                                        1,650         $7,591,013.15                0.60%
10.001 to 20.000%                                       1,933        $19,584,321.22                 1.54
20.001 to 30.000%                                       1,797        $28,688,990.77                 2.26
30.001 to 40.000%                                       1,698        $34,814,491.57                 2.74
40.001 to 50.000%                                       1,778        $44,986,833.09                 3.54
50.001 to 60.000%                                       1,672        $52,020,485.04                 4.10
60.001 to 70.000%                                       1,690        $59,817,302.68                 4.71
70.001 to 80.000%                                       2,024        $79,486,266.42                 6.26
80.001 to 90.000%                                       2,144        $96,310,607.87                 7.59
90.001 to 100.000%                                     16,482       $846,278,160.54                66.66
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
RANGE OF CREDIT LIMITS ($):                   MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
$0.01 to $25,000.00                                     9,316       $134,904,355.00               10.63%
$25,000.01 to $50,000.00                               12,148       $337,911,268.00                26.62
$50,000.01 to $75,000.00                                4,047       $174,707,151.46                13.76
$75,000.01 to $100,000.00                               3,370       $190,714,914.20                15.02
$100,000.01 to $125,000.00                              1,090        $84,213,811.65                 6.63
$125,000.01 to $150,000.00                              1,272       $115,927,528.96                 9.13
$150,000.01 to $175,000.00                                403        $47,702,830.73                 3.76
$175,000.01 to $200,000.00                                600        $70,429,055.09                 5.55
$200,000.01 to $225,000.00                                157        $27,287,990.74                 2.15
$225,000.01 to $250,000.00                                405        $71,848,198.51                 5.66
$250,000.01 to $275,000.00                                  9         $2,244,622.53                 0.18
$275,000.01 to $300,000.00                                 23         $4,126,932.67                 0.33
$300,000.01 to $325,000.00                                  8         $2,177,090.11                 0.17
$325,000.01 to $350,000.00                                  6         $1,255,551.34                 0.10
$350,000.01 to $375,000.00                                  1            $99,877.71                 0.01
$375,000.01 to $400,000.00                                  5         $1,368,666.48                 0.11
$425,000.01 to $450,000.00                                  3         $1,036,844.96                 0.08
$450,000.01 to $475,000.00                                  2           $535,246.76                 0.04
$475,000.01 to $500,000.00                                  2           $797,916.12                 0.06
$625,000.01 to $650,000.00                                  1           $288,619.33                 0.02
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

o The average credit limit of the initial mortgage loans as of the cut-off is approximately $56,014.40.

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
RANGE OF REMAINING TERMS                      INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
(MONTHS):                                     MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
40 to 60                                                    5           $110,320.66                0.01%
61 to 120                                                 105         $3,875,666.93                 0.31
121 to 180                                             21,411       $763,139,077.07                60.11
241 to 300                                              7,166       $197,878,633.54                15.59
301 to 360                                              4,181       $304,574,774.15                23.99
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

o The weighted average remaining term of the initial mortgage loans as of the cut-off date is approximately 237.

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
LIEN PRIORITY:                                MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
Second                                                 30,120       $989,760,631.76               77.96%
First                                                   2,748       $279,817,840.59                22.04
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
RANGE OF DEBT-TO-INCOME                       INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
RATIOS (%):                                   MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
0.001 to 10.000%                                          390        $17,709,978.26                1.39%
10.001 to 20.000%                                       2,850       $114,745,353.88                 9.04
20.001 to 30.000%                                       8,295       $306,167,400.14                24.12
30.001 to 40.000%                                      11,195       $429,591,058.58                33.84
40.001 to 50.000%                                       9,027       $362,086,916.79                28.52
50.001 to 60.000%                                         901        $31,721,848.57                 2.50
60.001 to 70.000%                                         152         $5,255,321.43                 0.41
70.001 to 80.000%                                          58         $2,300,594.70                 0.18
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

o The weighted average debt-to-income ratio of the initial mortgage loans as of the cut-off date is approximately 34.43%.

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
TEASER EXPIRATION MONTH:                      MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
Not Available                                          24,868       $996,062,691.56               78.46%
March 2004                                              2,684        $89,426,856.61                 7.04
April 2004                                              2,451        $84,125,176.64                 6.63
May 2004                                                2,811        $97,929,555.01                 7.71
June 2004                                                  53         $2,004,192.53                 0.16
July 2004                                                   1            $30,000.00                 0.00
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________


                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
DOCUMENTATION:                                MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
Standard                                               27,296     $1,081,936,352.65               85.22%
Family First Direct                                     2,990        $83,447,655.82                 6.57
Stated Income                                             731        $38,095,786.59                 3.00
Select                                                    468        $30,682,896.41                 2.42
Super Express                                             523        $10,700,120.16                 0.84
No Income Verified                                        274         $9,883,172.80                 0.78
No Income/No Appraisal                                    268         $6,118,184.78                 0.48
GM Expanded Family                                        142         $3,796,521.19                 0.30
Relocation                                                 63         $2,191,348.28                 0.17
Streamline                                                 79         $1,953,949.65                 0.15
Express                                                    34           $772,484.02                 0.06
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
OCCUPANCY (AS INDICATED BY BORROWER):         MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
Owner Occupied                                         32,228     $1,237,598,755.78               97.48%
Second Home                                               639        $31,929,728.25                 2.51
Investment Property                                         1            $49,988.32                 0.00
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
LOAN PURPOSE:                                 MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
-------------------------------------------   ----------------    ------------------   ------------------
Other                                                  21,963       $873,809,285.78               68.83%
Purchase                                                5,869       $228,330,118.40                17.98
Debt Consolidation                                      2,406        $84,115,390.23                 6.63
Home Improvement                                        2,599        $82,505,204.44                 6.50
Education                                                  31           $818,473.50                 0.06
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
________________________________________________________________________________



                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
ORIGINATION YEAR:                             MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
------------------------------------------- - ---------------- -- ------------------ - ------------------
2003                                                   26,143     $1,025,074,162.77               80.74%
2004                                                    6,355       $236,959,520.01                18.66
2002                                                      308         $6,411,587.58                 0.51
2001                                                       45           $828,008.25                 0.07
1999                                                        7           $118,962.18                 0.01
2000                                                        7            $94,888.06                 0.01
1998                                                        1            $52,500.00                 0.00
1997                                                        2            $38,843.50                 0.00
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

                                                                                         PERCENTAGE OF
                                                                                       INITIAL MORTGAGE
                                              NUMBER OF
                                              INITIAL               CUT-OFF DATE       LOANS BY CUT-OFF
RANGE OF CREDIT SCORES:                       MORTGAGE LOANS      PRINCIPAL BALANCE      DATE BALANCE
=========================================== = ================ == ================== = ==================
300 to 500                                                  1            $74,641.82                0.01%
520 to 539                                                  1            $60,000.00                 0.00
540 to 559                                                  1            $14,742.56                 0.00
560 to 579                                                  5           $257,545.05                 0.02
580 to 599                                                 12           $365,015.37                 0.03
600 to 619                                                 30         $1,061,851.70                 0.08
620 to 639                                                936        $27,398,222.40                 2.16
640 to 659                                              1,726        $55,397,364.64                 4.36
660 to 679                                              2,898       $103,601,722.90                 8.16
680 to 699                                              3,954       $160,955,969.16                12.68
700 to 719                                              4,633       $195,427,843.21                15.39
720 to 739                                              4,636       $187,232,587.26                14.75
740 to 759                                              4,977       $192,039,673.39                15.13
760 to 779                                              4,984       $190,069,590.28                14.97
780 to 799                                              3,107       $117,686,806.97                 9.27
800 to 819                                                516        $22,825,211.56                 1.80
820 to 839                                                  2            $12,714.93                 0.00
Not Available                                             449        $15,096,969.15                 1.19
-------------------------------------------   ----------------    ------------------   ------------------
TOTAL                                                  32,868     $1,269,578,472.35              100.00%
===========================================   ================    ==================   ==================

o The weighted average credit score of the initial mortgage loans as of the cut-off date is approximately 726.